TRANSOCEAN INC. (NYSE: RIG) FLEET UPDATE

The information contained in this Fleet Update report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN INC. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean Inc. in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the client contracts are estimates only, and client contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Certain estimated out of service time for 2007 is noted where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. With respect to expected out of service time for 2008, we have modified the information in this report given the inherent uncertainty of predicting out of service time events that far in advance. Certain estimated out of service time in 2008 is noted, but only where the rig is contracted through the estimated out of service time or where an out of service period is expected to immediately follow the conclusion of a contract. We do expect to experience additional rig out of service time in 2008, and will add this information to the report once the timing of such events is more certain. Some out of service time for 2008 noted in earlier reports has been removed until we have better clarity on timing. We currently estimate the aggregate out of service time for 2008 that is not included to be approximately as reflected in the Fleet Update table entitled “Additional Estimated Potential Out of Service Time by Rig Class.” However this additional estimated out of service time is not firm and could change significantly based on a variety of factors. No estimates are made for 2009 and beyond.

Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our clients that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, the Company’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company’s most recently filed Form 10-K, in the Company’s Forms 10-Q for subsequent periods and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet Classification. Transocean Inc. uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, “High Specification Fleet,” is comprised of “5th Generation Deepwater,” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, “Other Deepwater,” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Other High Specification,” comprised of four of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Other Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.

Transocean Inc. (NYSE: RIG) Fleet Update

Updated: February 2, 2007
Revisions to Last Month’s Fleet Status Report Noted in Bold
Dynamically positioned *

									Estimated
			Yr. (1)					Current	Expiration	Current	Previous
	Floater		Entered	Water	Drilling			Contract	/Out of	Contract	Contract
Rig Type/Name	Type		Service	Depth	Depth	Location	Client	Start/Idle Date	Service(2)	Dayrate(3)	Dayrate(3)
				(Feet)	(Feet)					(Dollars)	(Dollars)
High Specification Floaters:

5th Generation Deepwater (13) (See Footnotes 12, 13 and 14)

Discoverer Inspiration	ship	*	TBA	12,000	40,000	USGOM	Chevron	See Footnote 14	See Footnote 14	See Footnote 14
Enterprise-Class (To be named)	ship	*	TBA	12,000	40,000	USGOM	Hydro	See Footnote 13	See Footnote 13	475,000
Discoverer Clear Leader	ship	*	TBA	12,000	40,000	USGOM	Chevron	See Footnote 12	See Footnote 12	See Footnote 12
Discoverer Deep Seas	ship	*	2001	10,000	35,000	USGOM	Chevron	Jan-07	Jan-08	276,500	240,500
						USGOM	Chevron	Jan-08	Jan-09	317,900	276,500
						USGOM	Chevron	Mar-09	Jan-11	485,000	317,900
Discoverer Enterprise	ship	*	1999	10,000	35,000	USGOM	BP	Dec-04	Dec-07	190,900	198,600
						USGOM	BP	Dec-07	Jan-11	520,000	190,900
									60 days Shipyard or
								Jun-08	Project
Discoverer Spirit	ship	*	2000	10,000	35,000	USGOM	Shell	Mar-06	Dec-07	270,000	204,000
									21 days Shipyard or
								Jan-08	Project
						USGOM	Anadarko	Jan-08	Dec-10	475,000	270,000
Deepwater Discovery	ship	*	2000	10,000	30,000	Nigeria	Total	Aug-06	Aug-07	357,000	165,000
						Nigeria	Total	Aug-07	Aug-08	364,000	357,000
									60 days Mob/
								Sep-08	Contract Prep
						Brazil	Devon	Nov-08	Nov-13	425,000	364,000
Deepwater Frontier	ship	*	1999	10,000	30,000	India	Reliance	Aug-06	Aug-08	320,000	145,000
									15 days Shipyard or
								Aug-08	Project
						India	Reliance	Sep-08	Sep-11	477,000	320,000
Deepwater Millennium	ship	*	1999	10,000	30,000	USGOM	Anadarko	Jun-05	Jun-07	301,700	200,000
									14 days Shipyard or
								May-07	Project
						USGOM	Anadarko	Jun-07	Jun-10	425,000	301,700
Deepwater Pathfinder	ship	*	1998	10,000	30,000	Nigeria	Shell/Agip/Petrobras	Sep-06	Feb-07	395,000	190,000
									15 days Shipyard or
								Mar-07	Project
						Nigeria	Shell/Devon	Mar-07	Jun-07	190,000	395,000
						Nigeria	Shell/Agip/Petrobras	Jun-07	Apr-09	395,000	190,000
									30 days Shipyard or
								Sep-08	Project
Deepwater Expedition	ship	*	1999	10,000	30,000	Egypt	Shell	Jan-07	Sep-07	240,000	147,400
						Morocco	Petronas	Oct-07	Nov-07	320,000	240,000
									100 days Mob/
								Nov-07	Contract Prep
						India	Reliance	Mar-08	Mar-10	375,000	320,000
Deepwater Horizon	semi	*	2001	10,000	30,000	USGOM	BP	Sep-05	Sep-07	277,500	165,000
									15 days Shipyard or
								May-07	Project
						USGOM	BP	Sep-07	Sep-10	See Footnote 8	277,500
Cajun Express	semi	*	2001	8,500	25,000	USGOM	Chevron	Jul-05	Aug-07	216,400	140,000
						USGOM	Chevron	Aug-07	Jan-10	460,000	216,400
									15 days Shipyard or
								Jan-08	Project
Deepwater Nautilus	semi		2000	8,000	30,000	USGOM	Shell	Dec-06	Dec-08	425,000	220,000
									20 days Shipyard or
								Dec-08	Project
Sedco Energy	semi	*	2001	7,500	25,000	Nigeria	Chevron	Jan-06	Jan-08	202,000	175,000
									30 days Shipyard or
								Jan-08	Project
Sedco Express(6)	semi	*	2001	7,500	25,000	Angola	BP	Jun-05	Jun-08	169,500	125,000
									30 days Shipyard or
								Jun-08	Project
Other Deepwater (16)

Deepwater Navigator	ship	*	2000	7,200	25,000	Brazil	Shell	Jan-07	Mar-07	300,000	210,000
									14 days Shipyard or
								Apr-07	Project
						Brazil	Petrobras	Apr-07	Apr-11	180,000	300,000
									270 days Mob/
Discoverer 534	ship	*	1975/1991	7,000	25,000			Sep-06	Contract Prep
						Pakistan	Shell	Jun-07	Jun-07	245,000	245,000
									25 days Mob/
								Jul-07	Contract Prep
						India	Reliance	Jul-07	Jan-10	250,000	245,000
Discoverer Seven Seas	ship	*	1976/1997	7,000	25,000	India	ONGC	Feb-04	Sep-07	125,000	125,000
									100 days Shipyard or
								Sep-07	Project
						India	ONGC	Dec-07	Jan-11	315,800	125,000
Transocean Marianas	semi		1998	7,000	25,000	USGOM	BP	Jan-07	Jan-10	435,000	250,800
									14 days Shipyard or
								Oct-08	Project
Sedco 707	semi	*	1976/1997	6,500	25,000	Brazil	Petrobras	Dec-05	Jan-10	180,000	100,000
									550 days Shipyard or
Sedco 700 Series Upgrade I (S702)	semi	*		6,500		Singapore		Apr-06	Project		N/A
						TBA	Shell	Oct-07	Sep-10	350,000	N/A
									120 days Mob/
Jack Bates	semi		1986/1997	5,400	30,000			Dec-06	Contract Prep
						USGOM	Woodside	May-07	Apr-09	340,000	475,000
Peregrine I(6)	ship	*	1982/1996	5,280	25,000	Brazil	Petrobras	Jan-06	Feb-09	112,000	70,000
									30 days Shipyard or
								Jun-08	Project
Sedco 709	semi	*	1977/1999	5,000	25,000	Nigeria	Shell	Oct-06	Oct-08	205,000	205,000
									45 days Shipyard or
								Oct-08	Project
M.G. Hulme, Jr.	semi		1983/1996	5,000	25,000	Nigeria	Total	Feb-07	Jun-07	175,000	200,000
									45 days Shipyard or
								Jul-07	Project
						Nigeria	Eni	Aug-07	Sep-09	430,000	200,000
Transocean Richardson	semi		1988	5,000	25,000	Angola	Total	Jun-06	Jul-07	355,000	85,000
						TBA	Chevron	Aug-07	Sep-10	450,000	355,000
									60 days Shipyard or
								Jan-08	Project
Jim Cunningham	semi		1982/1995	4,600	25,000	Nigeria	Agip	Feb-06	Apr-07	300,000	65,000
									35 days Mob/
								Apr-07	Contract Prep
						Angola	ExxonMobil	May-07	May-09	350,000	300,000
Sedco 710(6)	semi	*	1983	4,500	25,000	Brazil	Petrobras	Oct-06	Oct-10	120,000	109,500
									85 days Shipyard or
								Apr-07	Project
Transocean Rather (9)	semi		1988	4,500	25,000	UKNS	Chevron	Oct-06	Mar-07	300,000	190,000
						UKNS	BP	Apr-07	Jun-08	250,000	300,000
									14 days Shipyard or
								Aug-07	Project
						UKNS	BP	Jun-08	Mar-09	432,000	250,000
Transocean Leader(7)(9)	semi		1987/1997	4,500	25,000	NNS	Statoil	Jan-07	Mar-07	276,500	248,300
						NNS	Statoil	Mar-07	Aug-07	246,500	276,500
									45 days Shipyard or
								Sep-07	Project
						NNS	Statoil	Oct-07	Jan-08	276,500	246,500
						NNS	Statoil	Jan-08	Jan-09	368,000	246,500
						NNS	Statoil	Jan-09	Aug-11	429,000	368,000
Sovereign Explorer	semi		1984	4,500	25,000	Venezuela	Statoil	Aug-06	Mar-07	65,000	65,000
						Brazil	Repsol	Nov-07	Feb-10	380,000	65,000
									90 days Shipyard or
								Jan-08	Project
Other High Specification (4)

Henry Goodrich	semi		1985	2,000	30,000	E. Canada	Terra Nova	Feb-06	Jun-07	173,100	145,000
									60 days Mob/
								Jun-07	Contract Prep
						USGOM	Hydro	Sep-07	Jun-09	350,000	173,100
Paul B. Loyd, Jr.(9)	semi		1987	2,000	25,000	UKNS	BP	Mar-05	Mar-07	145,200	120,000
						UKNS	BP	Mar-07	Jun-09	322,400	145,200
									30 days Shipyard or
								Dec-08	Project
Transocean Arctic(9)	semi		1986	1,650	25,000	NNS	Statoil	Jan-07	May-11	261,100	195,400
									30 days Shipyard or
								Jan-08	Project
Polar Pioneer(9)	semi		1985	1,500	25,000	NNS	Statoil	Aug-06	Jan-10	281,100	180,700
									30 days Shipyard or
								Jul-08	Project
Other Floaters (20)

Sedco 700	semi		1973/1997	3,600	25,000	E. Guinea	A. Hess	Jan-07	Feb-08	362,600	200,000
									40 days Shipyard or
								Apr-07	Project
Transocean Legend	semi		1983	3,500	25,000	Indonesia	Eni	Nov-06	Apr-07	435,000	120,000
									35 days Mob/
								May-07	Contract Prep
						Sakhalin Is.	BP	Jun-07	Oct-07	120,000	435,000
									60 days Shipyard or
								Nov-07	Project
Transocean Amirante	semi		1978/1997	3,500	25,000	USGOM	Remington	Oct-06	Feb-07	102,000	118,000
						USGOM	Remington	Feb-07	May-07	135,000	102,000
						USGOM	Repsol	May-07	Jul-07	325,000	135,000
									75 days Shipyard or
								Aug-07	project
						USGOM	Eni	Oct-07	Jul-10	350,000	325,000
									234 days Mob/
C. Kirk Rhein, Jr.	semi		1976/1997	3,300	25,000			Jul-06	Contract Prep
						India	Reliance	Feb-07	Feb-09	340,000	N/A
Transocean Driller(6)	semi		1991	3,000	25,000	Brazil	Petrobras	Aug-06	Aug-10	110,000	53,000
Falcon 100	semi		1974/1999	2,400	25,000	USGOM	Petrobras	Jul-06	Aug-07	180,000	145,000
Sedco 703	semi		1973/1995	2,000	25,000	Australia	Woodside	Apr-06	Feb-07	155,000	150,000
									14 days Shipyard or
								Feb-07	Project
						Australia	Apache	Mar-07	Aug-07	400,000	155,000
						Australia	Woodside	Aug-07	Aug-08	435,000	400,000
Sedco 711	semi		1982	1,800	25,000	UKNS	Shell	Feb-06	Dec-07	150,000	50,000
						UKNS	Shell	Dec-07	Mar-09	283,000	150,000
									35 Days Shipyard or
								Feb-08	project
Transocean John Shaw	semi		1982	1,800	25,000	UKNS	Nexen	Jan-06	Aug-07	100,500	115,000
									30 Days Shipyard or
								Sep-07	project
Sedco 712(9)	semi		1983	1,600	25,000	UKNS	Oilexco	Mar-06	Mar-07	150,000	103,000
						UKNS	Oilexco	Mar-07	Mar-08	228,500	150,000
						UKNS	Oilexco	Mar-08	Jun-10	340,000	228,500
									40 days Shipyard or
								Nov-08	Project
Sedco 714(9)	semi		1983/1997	1,600	25,000	UKNS	Total	Jul-06	May-07	200,100	180,000
						UKNS	Total	May-07	Aug-07	250,900	200,100
						UKNS	Total	Sep-07	Dec-07	300,000	250,900
						UKNS	Total	Jan-08	Dec-08	350,000	300,000
Actinia	semi		1982	1,500	25,000	India	Reliance	Sep-06	Jul-09	190,000	54,000
									30 days Shipyard or
								Apr-07	Project
Sedco 601	semi		1983	1,500	25,000	Myanmar	Daewoo	Jan-07	Mar-07	406,000	77,000
									25 days Shipyard or
								Mar-07	Project
Sedneth 701	semi		1972/1993	1,500	25,000	Angola	Chevron	Apr-05	Jul-07	90,000	73,000
Transocean Winner(9)	semi		1983	1,500	25,000	NNS	Hydro	Aug-06	Oct-09	357,400	120,000
Transocean Searcher(9)	semi		1983/1988	1,500	25,000	NNS	Statoil	Oct-06	Jan-09	335,500	137,500
									30 days Shipyard or
								Apr-08	Project
						NNS	Statoil	Jan-09	Mar-12	390,000	335,500
Transocean Prospect(9)	semi		1983/1992	1,500	25,000	UKNS	CNR	Sep-06	Oct-08	201,200	98,000
									30 days Shipyard or
								Nov-08	Project
J.W. McLean	semi		1974/1996	1,250	25,000	UKNS	Shell	May-06	Jul-07	140,000	51,000
						UKNS	Shell	Jul-07	Sep-08	250,000	140,000
									30 days Shipyard or
								Sep-08	Project
Sedco 704(9)	semi		1974/1993	1,000	25,000	UKNS	BG	Sep-06	Apr-07	175,900	92,100
									60 Days Shipyard or
								May-07	project
						UKNS	BP	Jul-07	Aug-08	312,200	175,900
Sedco 706 (to be upgraded) (10)	semi		1976/1994	1,000	25,000	UKNS	Total	Nov-06	May-07	75,000	78,000
									138 days Mob/
	semi	*		6,500				Jun-07	Contract Prep		N/A
									319 days Shipyard or
								Oct-07	Project
									79 days Mob/
								Sep-08	Contract Prep
						Brazil	Chevron	Nov-08	Dec-11	361,000	N/A
Jackups (25)

Interocean III			1978/1993	300	25,000	Egypt	Devon	Jul-06	Jul-07	65,000	52,000
Shelf Explorer			1982	300	20,000	Malaysia	CTOC	Oct-06	Sep-07	212,200	120,000
									14 days Shipyard or
								May-07	Project
									30 days Mob/
								Oct-07	Contract Prep
Transocean Comet			1980	250	20,000	Egypt	GUPCO	Oct-05	Oct-07	61,500	32,000
Transocean Mercury			1969/1998	250	20,000	Egypt	Petrobel	Feb-06	Feb-08	58,000	50,000
Transocean Nordic			1984	300	25,000	India	ONGC	Mar-05	Dec-07	74,200	57,800
									21 days Shipyard/ or
								Apr-07	Project
									200 days Mob/
Trident II			1977/1985	300	25,000			Oct-06	Contract Prep
						India	ONGC	Apr-07	Apr-10	147,500	60,000
Trident IV			1980/1999	300	25,000	Nigeria	Chevron	Feb-06	Feb-08	90,000	120,000
									15 days Shipyard or
								Apr-07	Project
Trident VI			1981	220	21,000	Vietnam	PetroVietnam	Feb-06	Jun-07	142,100	70,500
						Vietnam	PetroVietnam	Jun-07	Jul-08	193,100	142,100
Trident VIII			1981	300	21,000	Nigeria	Conoil	Apr-06	May-08	66,000	55,500
Trident IX			1982	400	20,000	Vietnam	JVPC	Aug-06	Aug-07	189,500	77,100
						Vietnam	JVPC	Aug-07	Aug-08	210,000	189,500
Trident XII			1982/1992	300	25,000	India	ONGC	Jan-07	Feb-10	147,500	62,250
Trident XIV			1982/1994	300	20,000	Cabinda	Chevron	Jun-06	Nov-08	98,000	61,000
									150 days Shipyard or
								Dec-06	Project
Trident 15			1982	300	25,000	Thailand	Chevron	Feb-06	Aug-11	80,000(11)	59,750
									170 days Shipyard or
								May-07	Project
Trident 16			1982	300	25,000	Thailand	Chevron	Dec-05	Oct-07	95,000	69,000
									15 days Shipyard or
								Jul-07	Project
Trident 17			1983	355	25,000	Vietnam	Carigali	Jul-06	May-07	130,000	57,500
						Malaysia	Carigali	Jun-07	Jun-10	185,000	130,000
Trident 20			2000	350	25,000	Caspian	Petronas Carigali	Jan-06	Dec-09	130,000	90,000
									14 days Shipyard or
								May-07	Project
									35 days Mob/
Ron Tappmeyer			1978	300	25,000			Dec-06	Contract Prep
						India	ONGC	Feb-07	Feb-10	147,500	62,250
									55 days Mob/
Randolph Yost			1979	300	25,000			Dec-06	Contract Prep
						India	ONGC	Mar-07	Mar-10	147,500	60,750
D.R. Stewart			1980	300	25,000	Italy	Eni	Mar-06	Apr-07	57,000	54,000
						Italy	Eni	Apr-07	Apr-10	168,000	57,000
G.H. Galloway			1984	300	25,000	Italy	Eni	Aug-06	Aug-08	115,000	54,000
Harvey H. Ward			1981	300	25,000	Vietnam	ThangLong	Nov-06	Jan-07	115,800	48,200
						Malaysia	Talisman	Feb-07	Aug-08	110,000	115,800
Roger W. Mowell			1982	300	25,000	Malaysia	Talisman	Nov-06	Dec-08	110,000	48,200
									14 days Shipyard or
								Apr-07	Project
									40 days Mob/
J.T. Angel			1982	300	25,000			Jan-07	Contract Prep
						India	ONGC	Feb-07	Mar-10	147,500	105,000
F.G. McClintock			1975	300	25,000	India	ONGC	Jan-05	Feb-08	50,000	50,000
C.E. Thornton			1974	300	25,000	India	ONGC	May-06	Apr-08	45,000	45,000
Non-U.S. Drilling Barges (2)

Searex 4			1981/1989	21	25,000	Indonesia	Total	Sep-04	Sep-09	39,200	N/A
Hibiscus(4)			1979/1993	25	16,000	Indonesia	Total	Jan-04	Feb-07	47,700	44,300
									14 days Shipyard or
								Jul-07	Project
Other (2)

									380 Days Shipyard or
Joides Resolution(5)	ship	*	1978	27,000	30,000	Singapore		Oct-06	project	34,900
						Worldwide	TAMRF	Nov-07	Sep-13	62,000
Sedco 135D			1966/77/01	600		Brazil	SLB	Jun-01	Jun-09	28,500	N/A
Fixed-Price Options
High Specification Floaters

5th Generation Deepwater (1)

Sedco Express	semi		2001	7,500	25,000	Angola	BP	Jul-08	Jul-10	169,500	169,500
Other Deepwater (3)

Discoverer 534	ship	*	1975/1991	7,000	25,000	India	Reliance	Feb-10	Jul-10	250,000	250,000
Sovereign Explorer	semi		1984	4,500	25,000	Venezuela	Statoil	Mar-07	Jul-07	65,000	65,000
						Trinidad	BG	Jul-07	Oct-07	65,000	65,000
Sedco 709	semi	*	1977/1999	5,000	25,000	Nigeria	Shell	Nov-08	Nov-09	205,000	205,000
Other High Specification (1)

Henry Goodrich	semi		1985	2,000	30,000	USGOM	Hydro	Jun-09	Jun-10	350,000	350,000
Held for Sale (1)

Searex 6			1981/1991	25	25,000	Cameroon		Jul-02	Idle		27,500
Additional 2008 Estimated Potential Out of Service Time By Rig Class
See “Out of Service Days (Shipyards, Mobilizations, etc.)” on the cover page for a full description.
5th Generation	—
Other Deepwater	—
Other High Spec	—
Other Floater	90 Days
Jackup	600 Days
Other	—

Footnotes:

(1)	Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)	Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2007 and, for certain expected out of service time events, 2008 where the company anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Cover Page for a full description.

(3)	Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Cover Page for a description of dayrates.

(4)	Owned by a joint venture in which the company has a 75% interest.

(5)	Operated under a management contract with the rig’s owner. The rig is currently engaged in scientific geological coring activities and is owned by a joint venture in which a subsidiary of the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(6)	Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(7)	Dayrate reflects a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(8)	Dayrate for contract period September 2007 through September 2010 to be set using a quarterly average of the stated contract dayrates on the company’s other Fifth-Generation, dynamically positioned rigs operating in the U.S. Gulf of Mexico.

(9)	Reflects contracted dayrate which could change due to foreign exchange adjustments.

(10)	Chevron has the right to convert the contract to five years at a dayrate of $300,000.

(11)	Dayrate subject to annual adjustment based on market dayrates within specified parameters.

(12)	We have been awarded a 5-year drilling contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Clear Leader. Operations are expected to commence during the second quarter of 2009, after an estimated 30-month shipyard construction phase, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. During the first three years of the contract, the contract dayrate is $472,300. The dayrate for the last two years of the contract are linked to the standard West Texas Intermediate crude oil price with a floor of $40 per barrel resulting in a contract dayrate of $400,000 and a ceiling of $70 per barrel resulting in a contract dayrate of $500,000.

(13)	We have been awarded a 4-year drilling contract by Hydro for the construction of an enhanced Enterprise-class drillship. Operations are expected to commence by mid-2009, after shipyard construction, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors.

(14)	We have been awarded a contract by Chevron for the construction of an enhanced Enterprise-class drillship to be named the Discoverer Inspiration. The contract has an initial term of five years, but can be converted at the customer’s election by September 2007 to a three-year duration. Operations are expected to commence during the first quarter of 2010, after shipyard construction, followed by sea trials, mobilization to the U.S. Gulf of Mexico and customer acceptance. The contract commencement date is contingent on vendor performance and other factors. The dayrate to be paid on a five-year contract period is $472,300, or $556,200 should the contract be converted to a three-year term.